UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2009 (May 20, 2009)

Pennsylvania Commerce Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-50961	25-1834776
(State or other jurisdiction ofincorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 Paxton Street, Harrisburg, Pennsylvania		17111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 800-653-6104

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Due to pending regulatory applications for approval of the merger of Republic First Bancorp, Inc. into Pennsylvania Commerce Bancorp, Inc. (the “Company”), the Company has postponed its 2009 Annual Meeting of Shareholders which initially was planned for May 22, 2009.  The Company has not set a new date for the 2009 Annual Meeting.

Shareholders who desire to submit proposals for the 2009 Annual Meeting should do so by July 6, 2009.  Any proposal should be directed to the Corporate Secretary at 3801 Paxton Street, Harrisburg, PA 17111 and should include:  (i) name and residential address of shareholder; (ii) the number of shares of common stock of the Company owned by the shareholder; and (iii) the reasons for the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2009	PENNSYLVANIA COMMERCE BANCORP, INC. (Registrant)
/s/ Mark A. Zody
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Mark A. Zody
Chief Financial Officer